UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2008
Diamond Management & Technology Consultants, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22125	36-4069408
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
John Hancock Center
875 North Michigan Avenue, Suite 3000
Chicago, Illinois 60611
(Address of principal executive offices)
312-255-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1: PRESS RELEASE

Item 8.01. Other Events
On November 11, 2008, Diamond Management & Technology Consultants, Inc. announced that its Board of Directors approved an annual cash dividend of $0.35 per share. This fiscal year 2009 dividend will be paid on December 5, 2008 to shareholders of record as of November 21, 2008. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits:
Exhibit 99.1 — Press release dated November 11, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Management & Technology Consultants, Inc.
By:	/s/ Karl E. Bupp
Karl E. Bupp
Chief Financial Officer

November 12, 2008

2